SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)	November 19, 1998


	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	0-26200				04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,
including area code				(617) 624-8900

	None
 (Former name or former address, if changed since last report)



Item 5.  Other Events

	As of November 19, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series
26 (33.8%) and 32 (66.2%) thereof the "Partnership"), entered into various agreements relating to Jackson Bond, L.P., a Mississippi limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating
Partnership dated as of November 1, 1998 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns a one hundred thirty-six
(136) unit apartment complex located at 100 Park Ridge Drive in the City of Jackson, Tennessee, which is known as Park
Ridge Apartments (the "Apartment Complex"). The Apartment Complex consists of eight (8) buildings containing sixteen
(16) 1-bedroom units, seventy-two (72) 2-bedroom units and forty-eight (48) 3-bedroom units. Amenities include a pool, clubhouse, playground and laundry facility. Construction of the Apartment Complex commenced in November, 1998 and is scheduled for completion in April, 2000. In addition, 100% Occupancy is scheduled for December, 2000.

	The Operating Partnership is receiving bond financing in the amount of $5,000,000 (the "Bond Loan") from the Health, Educational and Housing Facility Board of the City
of Jackson, Mississippi, funded from the proceeds of the $5,000,000 Multifamily Housing Adjustable/Fixed Rate Revenue Bonds (Park Ridge Apartments) Series 1998. The Bond Loan commenced in November, 1998, has a thirty (30)-year term,
and has an adjustable interest rate.   The Operating
Partnership is receiving an irrevocable direct-pay letter of credit (the "Letter of Credit") in the amount of $5,045,000 from First Tennessee Bank National Association. The Letter of Credit has a termination date of no later than November 15, 2001 and is guaranteed by both J.H. Thames, Jr. and Rodney F. Triplett, Jr.

	It is believed that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is Park Ridge, LLC, a Mississippi limited liability company (the "General Partner"). The members of the General Partner are J.H. Thames, Jr. (75%) and Rodney F. Triplett, Jr. (25%). The General Partner also serves as the Developer of the Apartment Complex. Unicorp, Inc., the Builder of the Apartment Complex, is wholly owned by Mr. Thames.
Similarly, the Management Agent is Park Management, Inc., a corporation wholly owned by Mr. Thames. As of September, 1998, Mr. Thames' various entities had developed approximately fifty-eight (58) properties totaling over 2,600 units, of which more than 1,600 involved tax credits. Mr. Triplett has been involved with Mr. Thames' real estate developments since 1993.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,536,374 to the Operating Partnership in four (4) installments as follows:

$1,521,824 (the "First Installment") on the latest to occur of (A) the Admission Date, (B) the Bond Loan Full Funding
Date, and (C) Tax Credit Set-Aside;

$634,093 (the "Second Installment") on the 50% Completion
Date;

$317,047 (the "Third Installment") on the latest to occur of
(A) the Completion Date, (B) Cost Certification, (C) receipt by the Special Limited Partner of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (D) receipt by the Special Limited Partner of current liability insurance certificates conforming to the requirements of the Partnership Agreement, (E) receipt by the Special Limited Partner of an Estoppel Letter from each Lender or (F) receipt by the Special Limited Partner of the Contractor Pay-Off Letter;

$63,410 (the "Fourth Installment") on the latest to occur of
(A) the Initial 100% Occupancy Date, (B) the closing and funding of the New Permanent Loan, (C) Rental Achievement or
(D) State Designation.

The First and Second Installments have been paid by the Partnership.

	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $3,427,880 in Tax Credits during the 11-year period commencing in 2000 of which 99.99%
($3,427,530) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating
Partnership Agreement:

Profits, Losses
and Tax Credits
from Normal 		Capital		Cash
Operations		Transaction	Flow

General Partner		     .01%	   80%	  90%

Investment Partnership
 (Series 26)		33.79662%	6.75966%	3.38%

Investment Partnership
(Series 32)	66.19338%	13.23933%	6.62%

Special Limited Partner	  0%	.001%	  0%

The Special Limited Partner of the Operating Partnership is
BCTC 94, Inc., an affiliate of the Partnership.

	The Partnership used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating
Partnership.

	Boston Capital, or an Affiliate thereof, will receive a fee ( the "Asset Management Fee") commencing in 2001 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in
Article X of the Operating Partnership Agreement.

	The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2001 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $27,000. The Partnership
Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $756,321. The Development Fee, all of which has been deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the Completion
Date from the proceeds of an additional General Partner
Capital Contribution..

	The Builder of the Apartment Complex will receive a total compensation of $4,177,997, which includes Builder's profit of $335,541 and Builder's overhead of $109,066. The Management Agent will receive a Management Fee equal to 5% of gross collected revenues plus an additional 1% contingent on available Cash Flow pursuant to Section 11.1 of the Operating Partnership Agreement.



Item 7.  Exhibits.

(c)	Exhibits.	Page

(1)	(a)*	Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)	(a)	Jackson Bond, L.P. First Amended and Restated
Agreement of Limited Partnership
(2)	(b)	General Partner's Payment Certificate (First
Installment)

(2)	(c)	Development Agreement

(2)	(d)	Guaranty Agreement (J.H. Thames, Jr.)

(2)	(e)	Guaranty Agreement (Rodney F. Triplett, Jr.)

(4)	(a)**
	Agreement of Limited Partnership of the Partnership
(16)		None
(17)		None
(20)		None
(23)		None
(24)		None
(27)		None
*Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.
**Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on
Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  September 22, 2000


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:	Boston Capital Associates IV L.P.,
	its General Partner


By:	C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:	__/s/ Herbert F. Collins______
Herbert F. Collins, Partner